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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                     DAIMLER-BENZ AUTO GRANTOR TRUST 1993-A
             (Exact name of registrant as specified in its charter)



                                  June 16, 1997
                Date of Report (Date of earliest event reported)



Delaware                     33-68018                      51-0349813
(State or other              (Commission File              (I.R.S. Employer
jurisdiction                  Number)                      Identification No.)
of incorporation)



        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

      On June 16, 1997, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Auto Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent and Class A Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1993-A. In accordance with the Agreement, the statement for Class A Certificateholders for the May 1997 collection period (the "May Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the May Statement is being filed as Exhibit 28 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit No.             Description

            28 Statement for Class A Certificateholders for the May 1997 Collection Period





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Auto Grantor Trust 1993-A
                                          (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  June 18, 1997          By:         /s/ David Klanica
                                  ---------------------------------------
                                  Name:   David A. Klanica
                                  Title:  Director of Accounting Services







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                                INDEX TO EXHIBITS

Exhibit No.          Description

    28               Statement for Class A Certificateholders for the May 1997
                     Collection Period








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